Commitments And Contingencies	6 Months Ended
Jun. 24, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Leases
The Company leases certain office, distribution and retail facilities. The lease agreements, which expire at various dates through 2023, are subject, in some cases, to renewal options and provide for the payment of taxes, insurance and maintenance. Certain leases contain escalation clauses resulting from the pass-through of increases in operating costs, property taxes and the effect on costs from changes in consumer price indices. Certain rentals are also contingent upon factors such as sales. Rent-free periods and scheduled rent increases are recorded as components of rent expense on a straight-line basis over the related terms of such leases. Contingent rentals are recognized when the achievement of the target (i.e., sales levels) which triggers the related payment is considered probable. Such expenses were not material in 2011, 2010 or 2009.
Future minimum lease payments under all noncancellable operating leases with initial or remaining terms in excess of one year as of December 31, 2011 were as follows:

At December 31, 2011
(In thousands)
2012	$18,988
2013	18,981
2014	16,122
2015	13,943
2016	11,379
Thereafter	34,598
$114,011

Rent expense under all operating leases for the Company was approximately $18,935,000, $16,167,000 and $15,880,000 for the years ended December 31, 2011, 2010 and 2009, respectively.
Litigation
In the normal course of business, the Company is subject to various legal proceedings and claims, the resolution of which, in management’s opinion, will not have a material adverse effect on the financial position or the results of operations of the Company.
Bonus Agreement
Pursuant to an amended and restated letter agreement dated July 8, 2009, the Company’s Chief Executive Officer is entitled to receive a special bonus in connection with the consummation of a qualified sale event or initial public offering that results in an enterprise value of our company of $600 million or greater. Amounts relating to this bonus, if any, will be expensed in the period that a qualified sale event or initial public offering occurs.
COMMITMENTS AND CONTINGENCIES
Litigation
From time to time, we may be subject to legal proceedings and claims in the ordinary course of business, including proceedings to protect our intellectual property rights. As part of our monitoring program for our intellectual property rights, from time to time we file lawsuits in the U.S. and abroad for acts of trademark counterfeiting, trademark infringement, trademark dilution, patent infringement or breach of other state or foreign laws. These actions often result in seizure of counterfeit merchandise and negotiated settlements with defendants. Defendants sometimes raise the invalidity or unenforceability of our proprietary rights as affirmative defenses or counterclaims. In the opinion of management, based upon advice of legal counsel, the likelihood is remote that the impact of any pending proceedings, either individually or in the aggregate, would be material to the Company’s consolidated financial position, results of operations or cash flows.
Bonus Agreement
Pursuant to an amended and restated letter agreement dated July 8, 2009, the Company’s Chief Executive Officer (“CEO”) was entitled to receive a special bonus in connection with the completion of a qualified sale event or initial public offering that resulted in an enterprise value of the Company of $600,000,000 or greater. Based on the enterprise value of the Company at the time of the IPO, the special bonus was paid and expensed in April 2012 in the amount of $5,511,693.